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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          JUNE 24, 2004 (JUNE 24, 2004)

                            ARBOR REALTY TRUST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Maryland                     001-32136                 20-0057959
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
    OF INCORPORATION OR                                   IDENTIFICATION NUMBER)
       ORGANIZATION)

    333 Earle Ovington Boulevard, Suite 900
              Uniondale, New York                                 11553
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                     (ZIP CODE)

                                 (516) 832-8002
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
       (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)

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ITEM 5. OTHER EVENTS

      On June 24, 2004, Arbor Realty Trust, Inc. (the "Company") issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.35 per share of common stock for the quarter ended June 30, 2004 which is payable on July 15, 2004 to common shareholders of record on July 6, 2004. The Company also announced that it will hold its 2004 annual shareholders meeting on Thursday, July 29, 2004 and that shareholders of record as of June 18, 2004 will be entitled to vote at the meeting. A copy of the press release relating to these announcements is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            99.1     Press Release dated June 24, 2004
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ARBOR REALTY TRUST, INC.

                                             By:    /s/ Frederick C. Herbst
                                                    ----------------------------
                                             Name:  Frederick C. Herbst
                                             Title: Chief Financial Officer

Dated: June 24, 2004
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                                  EXHIBIT INDEX

Exhibit No.     Description
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99.1            Press Release, dated June 24, 2004, of Arbor Realty Trust, Inc.